EXHIBIT 99.1

ARCHON CORPORATION

NOTICE OF REDEMPTION OF PREFERRED STOCK

NOTICE IS HEREBY GIVEN that Archon Corporation, a Nevada corporation (the “Company”), has called for and will redeem each share of its Exchangeable Redeemable Preferred Stock (“Preferred Stock”) outstanding on and as of August 31, 2007 (the “Redemption Date”) for the sum of $5.241, which sum includes all accrued and unpaid dividends to the Redemption Date (the “Redemption Price”). The sum to be paid, depending on the shares redeemed, will be rounded to the nearest cent.

NOTICE IS FURTHER GIVEN that from and after the Redemption Date all certificates representing shares of Preferred Stock held will be cancelled and will have no rights or privileges other than the right to receive the Redemption Price in exchange for each share, net of any withholding tax. All shares of Preferred Stock will also cease to accrue dividends or any other sums as of the Redemption Date.

As stated in the Letter of Transmittal that accompanies this Notice (and should be filled out and returned), in order to receive payment you must redeem your shares of Preferred Stock at any time on or after August 31, 2007 by submitting the original certificate(s) representing shares of Preferred Stock. If you have lost or misplaced your shares of Preferred Stock, please follow the directions in the Letter of Transmittal.

Upon receipt by The Nevada Agency And Trust Company (on behalf of the Company) of the surrender of your shares of Preferred Stock, the Company will issue payment as you direct in the amount equal to the Redemption Price multiplied by the actual number of shares of Preferred Stock you delivered for surrender. The Company has set aside funds necessary to accomplish the redemption of Preferred Stock at Bank of Nevada, located in North Las Vegas, Nevada, as required by the Certificate of Designation of the Exchangeable Redeemable Preferred Stock (“Certificate”) and as further required by Nevada law.

We feel it may be helpful to our investors to note that litigation regarding the liquidation preference related to the Preferred Stock was commenced in 2006 in the State of Connecticut and that litigation has recently been dismissed, without prejudice to refiling. If you wish to learn more about the basis of this litigation, you may refer to our latest Form 10-K, dated, September 30, 2006 and our latest Form 10-Q, dated May 15, 2007. Both reports may be obtained from the website of the U.S. Securities and Exchange Commission, http://www.sec.gov/edgar/searchedgar/webusers.htm or either report may be requested directly from the Company.

Should you have any questions about the redemption of your shares of Preferred Stock, please contact the Company’s representative for stock redemption matters at the following telephone number: (702) 639-2246.

DATED this 31st day of July, 2007.

ARCHON CORPORATION

Paul W. Lowden
Chairman of the Board and President

REDEMPTION OF

ARCHON CORPORATION

EXCHANGEABLE REDEEMABLE PREFERRED STOCK

LETTER OF TRANSMITTAL

This form, together with your Exchangeable Redeemable Preferred Stock (“Preferred Stock”) share certificate(s), should be promptly delivered or sent by registered mail to The Nevada Agency and Trust Company at the address set forth in the instructions.

The undersigned hereby surrenders for redemption pursuant to notice the following certificate(s) representing the Preferred Stock at the price of $5.241 per share, which sum includes accrued and unpaid dividends. The sum to be paid, depending on the shares redeemed, will be rounded to the nearest cent.

Certificate Number	Number of Shares	Registered in the Name of

DIRECTION TO THE NEVADA AGENCY AND TRUST COMPANY

The undersigned Preferred Stock shareholder represents and warrants that:

(a)	it has full power and authority to surrender the share(s) of Preferred Stock;

(b)	the share(s) of Preferred Stock have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any of the shares of Preferred Stock to any other person or entity; and,

(c)	it has good title to and is the beneficial owner of the Preferred Stock free and clear of all liens, restrictions, charges, encumbrances, claims and rights of others.

The undersigned covenants to execute upon request of Archon Corporation any additional documents, transfers and other assurances as may be necessary or desirable to complete the surrender of the Preferred Stock to Archon Corporation.

Please forward the check for the proceeds of the redemption of the above-referenced Preferred Stock share(s) represented by the above certificate(s) as follows:

Name (please print)

Address

City		State	Postal Code

Telephone (Office) ( )	(Home) ( )	Social Security Number	Tax Identification Number

Date:
Signature Of Shareholder(s)

INSTRUCTIONS FOR LETTER OF TRANSMITTAL

1.	This Letter of Transmittal should be completed and signed and returned together with the appropriate certificate(s) representing the Preferred Stock redeemed to The Nevada Agency and Trust Company (NATCO) at the office address listed below. The method of delivery to NATCO is at the option and risk of the shareholder, but if USPS mail is used, registered mail is recommended.

By Mail:	By Registered Mail, Hand or by Courier:
Archon Corporation	Archon Corporation
c/o The Nevada Agency and Trust Company	c/o The Nevada Agency and Trust Company
50 West Liberty Street, Suite 880	50 West Liberty Street, Suite 880
Reno.NV 89501	Reno.NV 89501

2.	Archon Corporation reserves the right, if it so elects, in its absolute discretion to instruct NATCO to waive any defect or irregularity contained in any Letter of Transmittal received by it without waiving that same defect as to any or all of the remaining Letters of Transmittal received.

3.	Share certificate(s) registered in the name of the person by whom (or on whose behalf) the Letter of Transmittal is signed need not be endorsed or accompanied by any share transfer power of attorney.

4.	Share certificate(s) not registered in the name of the person by whom (or on whose behalf) the Letter of Transmittal is signed must be endorsed by the registered holder thereof or deposited together with share transfer power of attorney properly completed by the named, registered holder. Such signature must be guaranteed by an “Eligible Institution” or in some other manner satisfactory to NATCO. An “Eligible Institution” means a bank or a member of the Securities Transfer Agent Medallion Program (STAMP) or member of the New York Stock Exchange Inc Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in the United States, members of the National Association of Securities Dealers or banks and trust companies in the United States.

5.	Where the Letter of Transmittal is executed on behalf of a entity (corporation, partnership or association) or by a fiduciary (an agent, executor, administrator, trustee, guardian or any person acting in a representative capacity), the Letter of Transmittal must be accompanied by satisfactory evidence of authority to act in that capacity, such as resolutions or an order of appointment.

6.	Additional copies of the Letter of Transmittal may be obtained from NATCO at the address listed above or this form may be photocopied if additional pages are needed.

7.	If one or more Preferred Stock share certificate(s) have been lost or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded to NATCO together with a letter stating the nature of the loss. NATCO will respond with the replacement requirements, which must be properly completed and returned prior to NATCO being able to process payment.

8.	Any questions should be directed to the Company, Archon Corporation at (702) 639-2246.

9.	If you return this Letter of Transmittal and your Preferred Stock before the Redemption Date, the items will be processed by NATCO on or after the Redemption Date. Please allow adequate processing time of at least ten (10) bank business days after receipt of this form, or the Redemption Date, whichever is later, before making inquiring to NATCO or the Company about your payment. If your request is in order, the payment for your Preferred Stock will be mailed to you using USPS first class mail at the address noted on the first page of this form. This payee will also be used for any reporting forms that must be filed regarding payment.